EXHIBIT 24.1
POWER OF ATTORNEY

Dated: July 29, 2020

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry Salinas and James L. Waters, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-3 of Cullen/Frost Bankers, Inc. and any and all amendments (including pre-effective and post-effective amendments thereto and any registration statement on Form S-3 filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act) and to file the same, with the exhibits thereto, and other documents in connection herewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the foregoing as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or his substitute or their substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this Form S-3 has been signed by the following persons in the capacities and on the date first written above

Signature	Title

/s/ Phillip D. Green	Chairman of the Board, Director and Chief
Phillip D. Green	Executive Officer

/s/ CARLOS ALVAREZ	Director
Carlos Alvarez

/s/ CHRIS AVERY	Director
Chris Avery

/s/ ANTHONY R. CHASE	Director
Anthony R. Chase

/s/ CYNTHIA COMPARIN	Director
Cynthia Comparin

/s/ SAM DAWSON	Director
Sam Dawson

/s/ CRAWFORD H. EDWARDS	Director
Crawford H. Edwards

/s/ PATRICK B. FROST	Director
Patrick B. Frost

/s/ DAVID J. HAEMISEGGER	Director
David J. Haemisegger

/s/ KAREN E. JENNINGS	Director
Karen E. Jennings

/s/ CHARLES W. MATTHEWS	Director
Charles W. Matthews

/s/ IDA CLEMENT STEEN	Director
Ida Clement Steen

/s/ GRAHAM WESTON	Director
Graham Weston